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                                                                Exhibit 10.3

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated February 16, 2001 (this "Amendment"), is by and between ICG HOLDINGS, INC., a Delaware corporation, having an address at Pencador Corporate Center, 100 Lake Drive, Suite 4, Newark, Delaware 19702 ("Lender") and BREAKAWAY SOLUTIONS, INC., a Delaware corporation having an address at 2 Seaport Lane, Boston, Massachusetts 02210 ("Borrower").

                                   BACKGROUND

         The Borrower and the Lender have entered into a Loan and Security Agreement dated as of January 19, 2001 (the "Agreement"). Pursuant to this Amendment, the maximum principal amount of the Committed Line from the Lender to the Borrower shall be increased from $5,000,000 to $7,200,000. The capitalized terms used in this Amendment shall have the respective meanings specified in the Agreement unless otherwise herein defined or the context shall otherwise require.

         The Borrower and the Lender desire to amend the Agreement for the purposes set forth herein, and all requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, binding legal instrument according to its terms for the purposes herein expressed have been done and performed.

         Now, therefore, in consideration of the promises hereinafter contained, and each intending to be legally bound hereby, the parties agree as follows:

         1. Amendment of Section 2.1(a). Section 2.1(a) of the Agreement is hereby amended to read in its entirety as follows:

         "Lender, in its sole discretion, will make Advances not exceeding the Committed Line. The initial Advance shall be used by Borrower for general corporate purposes. Any amount borrowed under this Section 2.1 that is repaid may not be reborrowed. Each Advance shall be evidenced by the Promissory Note to be executed and delivered by Borrower to Lender on the date hereof and shall be repaid in accordance with the terms of the Promissory Note. Borrower and Lender each acknowledge that Lender made to Borrower (i) an initial Advance in the amount of $1,000,000 on January 11, 2001 and (ii) a second Advance in the amount of $4,000,000 on January 12, 2001.

         2. Amendment of Section 2.1(b). Section 2.1(b) of the Agreement is hereby amended to read in its entirety as follows:

         "To obtain an Advance, Borrower must notify Lender by facsimile or telephone by no later than one Business Day prior to the date of such Advance. Borrower must promptly confirm the notification by delivering to Lender a Notice of Borrowing substantially in the form attached as Exhibit B. Notwithstanding anything to the contrary contained herein, Lender, in its sole discretion, shall decide whether or not to make an Advance that is requested in a Notice of Borrowing. If Lender decides to make any such Advance, Lender will pay each such Advance

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in accordance with the payment instructions set forth on such Notice of
Borrowing. Lender may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Lender may rely on any telephone notice given by a person whom Lender believes is a Responsible Officer or designee. Borrower will indemnify Lender for any loss Lender suffers due to that reliance."

         3. Amendment of Section 3.2. Section 3.2 of the Agreement is hereby amended to read in its entirety as follows:

         "3.2. Conditions Precedent to all Credit Extensions. Notwithstanding anything to the contrary contained herein, Lender, in its sole discretion, shall decide whether or not to make any Credit Extension and shall in no event be otherwise obligated to make any Credit Extension. Any requested Credit Extension is further subject to the following:

         (a) timely receipt of any Notice of Borrowing;

         (b) the representations and warranties in Section 5 must be materially true on the date of the Notice of Borrowing and on the effective date of each Credit Extension and the Lender shall have received a certificate signed by a duly authorized officer of Borrower confirming the foregoing;

         (c) receipt by the Lender of an opinion (together with any opinions of local counsel relied on therein) of Hale and Dorr LLP, counsel for the Borrower, dated as of the date of such Credit Extension, substantially in the form of
EXHIBIT I hereto and covering such additional matters relating to the transactions contemplated hereby as the Lender may request; and

         (d) no Event of Default may have occurred and be continuing or result from the Credit Extension."


         4. Amendment of Definitions. The following definition in Section 13.1 shall be amended in its entirety as set forth below:

         ""Committed Line" is a Credit Extension of up to $7,200,000; provided, that any Credit Extension after the date of the Amendment shall be made at Lender's sole discretion."

         5. Miscellaneous.

                  (a) The Agreement, as amended hereby, shall be binding upon and shall inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

                  (b) This Amendment shall be construed in connection with and as part of the Agreement, and all terms, conditions and covenants contained in the Agreement, except as herein modified, shall remain in full force and effect.

                  (c) Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the "Loan and Security Agreement dated as of January 19, 2001" without making specific reference to this Amendment, but nevertheless all such references shall be deemed to include this Amendment unless the context shall otherwise require.


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         IN WITNESS WHEREOF, the Borrower and the Lender have caused this
Amendment to be executed and delivered by their duly authorized officers, as of the date first written above.



                                             BORROWER:

                                             BREAKAWAY SOLUTIONS, INC.



                                             By: /s/ Gordon Brooks
                                                ---------------------------
                                                 Name: Gordon Brooks
                                                 Title: President and Chief
                                                        Executive Officer



                                             LENDER:

                                             ICG HOLDINGS, INC.



                                             By: /s/ Henry N. Nassau
                                                ---------------------------
                                                 Name: Henry N. Nassau
                                                 Title: Vice President
                                                        and Secretary


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